UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☑                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CYNOSURE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of

CYNOSURE, INC.

To Be Held On:

May 12, 2011 at 10:00 a.m.

The Offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 4/28/11.

Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=5l4460, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders
• Proxy Statement
• Form of Electronic Proxy Card
• Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) and 718-921-8562 (for international callers)

E-MAIL: info@amstock.com

WEBSITE: http://www.amstock:com/proxyservices/requestmaterials.asp

TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. You may obtain directions to the Annual Meeting by contacting Cynosure’s investor relations department by telephone at (800) 886-2966 or by email at investor@cynosure.com.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toil free number to call.

MAIL: You may request a card by following the instructions above.

1. To elect the following nominee for class III classified director to serve for the next three years:	2. [Class A Stockholders Are Not Eligible to Vote for Election of Class B Directors.]

3. To approve, on an advisory, non-binding basis, the compensation of the named executive officers.

NOMINEES: Michael R. Davin

4. To approve, on an advisory, non-binding basis, the frequency of future executive compensation advisory votes.

5. To ratify the selection of Ernst & Young LLP as Cynosure’s independent registered public accounting firm for the year ending December 31, 2011.

Please note that you cannot use this notice to vote by mail.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of

CYNOSURE, INC.

To Be Held On:

May 12, 2011 at 10:00 a.m.

The Offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 4/28/11.

Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=14461, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders
• Proxy Statement
• Form of Electronic Proxy Card
• Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) and 718-921-8562 (for international callers)

E-MAIL: info@amstock.com

WEBSITE: http://www.amstock:com/proxyservices/requestmaterials.asp

TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. You may obtain directions to the Annual Meeting by contacting Cynosure’s investor relations department by telephone at (800) 886-2966 or by email at investor@cynosure.com.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. & 2.	To elect the following nominee for class III classified director to serve for the next three years and the following nominees for class B directors to serve for the next year (except as marked below):			3.	To approve, on an advisory, non-binding basis, the compensation of the named executive officers.

	NOMINEES:	Michael R. Davin Ettore V. Blagioni Andrea Cangioli Leonardo Masotti	Class III Class B Class B Class B	4.	To approve, on an advisory, non-binding basis, the frequency of future executive compensation advisory votes.
				5.	To ratify the selection of Ernst & Young LLP as Cynosure’s independent registered public accounting firm for the year ending December 31, 2011.

Please note that you cannot use this notice to vote by mail.